SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 29, 2020.

MFS® International DiversificationSM Fund

Effective immediately, the following is added after the second paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information":
The Board of Trustees of the fund has approved modifications to the underlying fund target weightings of the fund. The transition to the revised underlying fund allocations will commence on or about June 30, 2020, and will be completed by December 31, 2020, although these dates could change based on market conditions and other factors.
As of December 31, 2020, the fund’s target allocation among underlying funds is expected to be:

MFS Emerging Markets Equity Fund	17.5%
MFS International Growth Fund	15%
MFS International Intrinsic Value Fund	15%
MFS International Large Cap Value Fund*	15%
MFS International New Discovery Fund	10%
MFS Research International Fund	27.5%
* MFS International Large Cap Value Fund is currently in registration with the Securities and Exchange Commission and will not be available for investment until on or about June 30, 2020.

Effective immediately, the following is added after the second paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks":

The Board of Trustees of the fund has approved modifications to the underlying fund target weightings of the fund. The transition to the revised underlying fund allocations will commence on or about June 30, 2020 and will be completed by December 31, 2020, although these dates could change based on market conditions and other factors.
As of December 31, 2020, the fund’s target allocation among underlying funds is expected to be:

MFS Emerging Markets Equity Fund	17.5%
MFS International Growth Fund	15%
MFS International Intrinsic Value Fund	15%
MFS International Large Cap Value Fund*	15%
MFS International New Discovery Fund	10%
MFS Research International Fund	27.5%
* MFS International Large Cap Value Fund is currently in registration with the Securities and Exchange Commission and will not be available for investment until on or about June 30, 2020.

Effective June 30, 2020, the following is added under the main heading "Appendix B – Description of Underlying Funds":
MFS International Large Cap Value Fund*
Investment Objective
The fund's investment objective is to seek capital appreciation.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in issuers with large market capitalizations. MFS generally defines large market capitalization issuers as issuers with market capitalizations of at least $5 billion at the time of purchase.
MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.
MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
* MFS International Large Cap Value Fund is currently in registration with the Securities and Exchange Commission and will not be available for investment until on or about June 30, 2020.

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